SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

OHIO NATIONAL FUND, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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One Financial Way Montgomery, Ohio 45242 Post Office Box 237 Cincinnati, Ohio 45201-0237 Telephone: 513-794-6100

Ohio National Fund(SM)

February [    ], 2012

Dear Contract Owner:

You are receiving this proxy packet because you own an Ohio National or National Security variable annuity or variable life insurance contract and have contract values allocated to one or more Portfolios of the Ohio National Fund. Consequently, we are required to inform you of several Board-approved proposed changes to the Ohio National Fund (described below and in the enclosed proxy) and provide your voting instruction card as these proposed changes are subject to shareholder approval.

We encourage you to review the enclosed proxy and proxy-voting procedures, which will detail the matters to be voted on at the upcoming shareholder meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope by [date]. In this packet, you will find:

•	Your proxy

•	Your voting instruction card

•	A postage-paid reply envelope

•	Notice of a special meeting of the shareholders of each of the Portfolios comprising Ohio National Fund, Inc.

Please review the enclosures and information noted above, which will detail the matters to be voted on at the meeting and proxy-voting procedures. You may also contact our Customer Service Center at [1-888-XXX-XXXX] if you have any questions about this proxy or your variable contract.

Meeting Notice

A special meeting of the shareholders of each of the Portfolios of Ohio National Fund, Inc. (the “Fund”), will be held on March         , 2012, at One Financial Way, Montgomery, Ohio 45242, beginning at 10:00 AM Eastern Time.

Although The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”), each on behalf of their separate accounts (“Separate Accounts”), are the only owners of the shares of the Fund, as an owner of record of a variable contract investing in one or more of the Portfolios, you have the right to instruct ONLI, ONLAC and NSLAC as to the manner in which shares of the Portfolios attributable to your variable contract should be voted.

As is more fully explained in the accompanying proxy statement, at the Meeting, shareholders of the Portfolios will be asked to consider the following proposals:

1. To elect two Directors to the Board of Directors of Ohio National Fund, Inc.

2. To approve amendments to certain fundamental policies of each Portfolio, approve the elimination of certain fundamental policies of each Portfolio and approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio.

3. To approve the reclassification of each Portfolio’s investment objective as non-fundamental.

The Portfolios are currently subject to a large number of “fundamental” investment restrictions. The Board of Directors of the Fund and Ohio National Investments, Inc., the Fund’s investment adviser (the “Adviser”) believe that there are several advantages to revising and standardizing the fundamental investment restrictions of the Portfolios. Adopting the revised investment restrictions will allow the Adviser and each sub-adviser the flexibility to respond to market, industry, regulatory or technical changes and to better manage Portfolio assets in a changing investment environment. The revised investment restrictions will also enable the Fund and its service providers to more efficiently and more easily monitor portfolio compliance across the entire Fund.

The Board unanimously recommends that you vote for each of the Director nominees and for each proposal.

Voting Instructions

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at [1-888-XXX-XXXX].

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,

Christopher A. Carlson, President

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March     , 2012

The Board of Directors of Ohio National Fund, Inc., an open-end management investment company organized as a Maryland corporation (the “Fund”), has called a special meeting of the shareholders of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500® Index Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Nasdaq-100® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio; each a series (“Portfolio”) of the Fund, to be held at the offices of the Fund, One Financial Way, Montgomery, Ohio 45242 on February     , 2012 at [10:00 a.m.], Eastern Time, for the following purposes:

1.	To elect two Directors to the Board of Directors of Ohio National Fund, Inc.

2.	To approve amendments to certain fundamental policies of each Portfolio, approve the elimination of certain fundamental policies of each Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio.

3.	To approve the reclassification of each Portfolio’s investment objective as non-fundamental.

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”), each on behalf of their separate accounts (“Separate Accounts”), are the only shareholders of the Portfolios. However, ONLI, ONLAC and NSLAC each hereby solicit and agree to vote the shares of the Portfolios at the meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to one or more Separate Accounts invested in such shares.

Only shareholders of record at the close of business on January 23, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct ONLI, ONLAC or NSLAC as to the manner in which shares of the Portfolios attributable to your variable contract should be voted. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the meeting or any adjournment(s) thereof, and a Voting Instruction Card(s) is enclosed for you to provide your voting instructions to ONLI, ONLAC or NSLAC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March     , 2012. A copy of the Notice of Shareholder Meeting, the Proxy Statement and Voting Instruction Card are available at [www.            .com].

By Order of the Board of Directors

Christopher A. Carlson, President

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy voting instruction card and return it promptly in the accompanying envelope. You may also vote either by telephone or via the Internet by following the instructions on the enclosed proxy voting instruction card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call [                            ].

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March     , 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Ohio National Fund, Inc. (the “Fund”) on behalf of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500® Index Portfolio, Capital Growth Portfolio, High Income Bond Portfolio, Strategic Value Portfolio, Nasdaq-100® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio; each a series (each a “Portfolio” and collectively, the “Portfolios”) of the Fund, for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the Fund’s offices, One Financial Way, Montgomery, Ohio 45242 on March     , 2012 at [10:00 a.m.], Eastern Time, and at any and all adjournments thereof, for the following purposes:

Proposals		Portfolios Voting
1.	To elect two Directors to the Board of Directors of Ohio National Fund, Inc.	All Portfolios

2.	To approve amendments to certain fundamental policies of each Portfolio, approve the elimination of certain fundamental policies of each Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio.	All Portfolios

3.	To approve the reclassification of each Portfolio’s investment objective as non-fundamental.	All Portfolios

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	All Portfolios

The Notice of Meeting, Proxy Statement and accompanying form of Voting Instruction Card will be mailed to shareholders on or about February     , 2012.

The Meeting has been called by the Board of Directors of the Fund for the election of two Directors to the Board of Directors, to consider approval of changes to the fundamental policies of each Portfolio and to consider approval of a the reclassification of each Portfolio’s investment objective as non-fundamental. The Meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof. Only shareholders of record at the close of business on January 23, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. This meeting is deemed to be an annual meeting of shareholders for purposes of Maryland law.

All the shares of the Fund are owned by The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLI called “Ohio National Life”) and National Security Life and Annuity Company (“National Security” or “NSLAC”). If you are the owner of an Ohio National Life or National Security variable annuity or variable life insurance policy, you are not actually a Fund shareholder. Ohio National Life or National Security is the legal owner of the Fund shares represented by your variable contract values. However, Ohio National Life and National Security want you to return the Voting Instructions so that they can vote the Fund shares represented by your variable contract values in accordance with your instructions. The persons named as proxies in the enclosed Voting Instructions intend to vote all of the shares of the Fund proportionately in accordance with the instructions given by those contract owners who respond with their Voting Instructions. As a result, a small number of contract owners may determine the outcome.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Ohio National Fund, Inc., One Financial Way, Montgomery, Ohio 45242, by visiting [www.            .com], by calling [            ] or sending an email to             .

PROPOSAL 1

ELECTION OF DIRECTORS

In this proposal, shareholders of the Portfolios are being asked to elect Madeleine Ludlow and John I. Von Lehman (each a “Nominee,” together the “Nominees”) to the Board of Directors of the Fund. Each Nominee has agreed to serve on the Board of Directors for an indefinite term.

Mr. Von Lehman is an incumbent Director, having been appointed to that position by the Board in August 2007. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Directors to have been elected by shareholders before the Board can appoint any new Directors. To facilitate future compliance with this requirement, the Board of Directors now proposes to have shareholders elect Mr. Von Lehman to his current position.

Ms. Ludlow and Mr. Von Lehman were nominated by the three incumbent Directors who are not “interested persons” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Directors”). An officer of Ohio National Investments, Inc. (the “Adviser”) and the Fund recommended Ms. Ludlow’s nomination to the Independent Directors.

The Independent Directors approved the nominations of Mr. Von Lehman and Ms. Ludlow at a meeting held on January 19, 2012. If elected, Mr. Von Lehman and Ms. Ludlow will be considered Independent Directors. Even if shareholders do not elect him, Mr. Von Lehman will continue to serve in his current capacity pursuant to his appointment to the Board in 2007. If elected, Ms. Ludlow will assume office on or about [            ], 2012.

Information about the Nominees and Incumbent Directors

Nominees

Information about the Nominees, including the number of Portfolios of the Fund that will be overseen by each Nominee, as well as his or her address, age, principal occupation, and other directorships (in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940) held during the past five years, is set forth in the following table:

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Nominee	Other Directorships Held by the Nominee for Director During the Past 5 Years
John I. Von Lehman Age 59	Director, Member of the Independent Directors and Audit Committees	Indefinite; Since August 2007	Executive Vice President, Secretary and Chief Financial Officer of The Midland Company (1988-2007);	24	Director and Audit Committee and Corporate Governance Committee member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee, Xavier University Foundation; Director, Dow Target Variable Fund LLC.

Madeleine Ludlow Age 57	Director Nominee	Indefinite; N/A	Founder/Managing Director, West Capital Partners LLC (2010-present); Founder/Managing Director, Ludlow Ward Capital Advisors LLC (2005-2009)	24	Director, ALLETE, Inc. (2004-present); Director, Social Venture Partners (2009-present)

[1]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Generally, the Fund believes that each Nominee is competent to serve because of his or her individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Independent Directors concluded that Mr. Von Lehman should serve as a Director of the Fund because of his 19 years of experience as a senior executive officer (including as Chief Financial Officer) of operating companies, non-profit entities or other organizations; his extensive experience in the industry and his unique familiarity with the Fund as an incumbent director. Mr. Von Lehman also is a certified public accountant.

The Independent Directors concluded that Ms. Ludlow should serve as a Director of the Fund because of her extensive business and financial industry experience, including serving as the founder, President, Chief Executive Officer, Chief Financial Officer or Treasurer of several operating companies and serving as a trustees or directors of several public and non-profit organizations. The Independent Directors also noted that she exhibited good communications skills, as well as an ability to work effectively with others. Finally, the Independent Directors determined that Ms. Ludlow would bring a diversity of viewpoint, background, experience and gender to the Board.

The Fund does not believe any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of the Nominees makes each highly qualified.

The following tables provide information regarding the incumbent Directors who are not Nominees, as well as the officers of the Fund.

Incumbent Interested Director and Officers

Name, Address[2] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Nominee	Other Directorships Held by the Nominee for Director During the Past 5 Years
John J. Palmer Age 72	Chairman and Director	Indefinite; Since July 1997	Insurance industry consultant, (April 2010 – present); President, Ohio National Fund, Inc. , ( to March 2010); Director and Vice Chairman, The Ohio National Life Insurance Company (“ONLI”), ( to ); President and CEO, National Security Life and Annuity Company (“NSLAC”), ( to March 2010); Director, Ohio National Investments, Inc. (the “Adviser”) and various affiliated companies ( – March 2010).	24	Director: National Security Life and Annuity Company (“NSLAC”); Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera; Director, Dow Target Variable Fund LLC.

[2]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Name, Address[2] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Nominee	Other Directorships Held by the Nominee for Director During the Past 5 Years
Christopher A. Carlson Age 52	President	Indefinite; Since March 2000	Executive Vice President and Chief Investment Officer, ONLI; President and Director of the Adviser; Chief Investment Officer, NSLAC; Officer and Director of other Ohio National affiliated companies.	24	Cincinnati USA Regional Chamber, LADD, Inc.

Thomas A. Barefield Age 58	Vice President	Indefinite; Since February 1998	Executive Vice President and Chief Marketing Officer-Institutional Sales, ONLI; Director and Vice President-Marketing, NSLAC; Director of the Adviser; Senior Vice President of Ohio National Equities; Inc.	24	NA

Dennis R. Taney Age 63	Chief Compliance Officer	Indefinite; Since August 2004	Second Vice President, Chief Compliance Officer ONLI, NSLAC, the Adviser and other Ohio National affiliated companies.	24	NA

R. Todd Brockman Age 42	Treasurer	Indefinite; Since August 2004	Second Vice President, Mutual Fund Operations, ONLI and NSLAC; Treasurer of the Adviser.	24	NA

Kimberly A. Plante Age 37	Secretary	Indefinite; Since March 2005	Senior Associate Counsel, ONLI; Secretary of the Adviser. Officer of various other Ohio National-affiliated companies. Prior to August 2007, Assistant Secretary.	24	NA

Catherine E. Gehr Age 39	Assistant Treasurer	Indefinite; Since March 2005	Manager, Mutual Fund Operations, ONLI; Assistant Treasurer of the Adviser.	24	NA

Katherine L. Carter Age 32	Assistant Secretary	Indefinite; Since August 2007	Assistant Counsel, ONLI; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.	24	NA

Incumbent Independent Directors

Name, Address[3] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund to be Overseen by Nominee	Other Directorships Held by the Nominee for Director During the Past 5 Years
James E. Bushman Age 67	Director, Chairman of Audit Committee and Member Independent Directors Committee	Indefinite; Since March 2000	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008); Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010)	24	Hilltop Basic Resources, Inc., The Christ Hospital, The Elizabeth Gamble Deaconess Home Association and The University of Cincinnati Foundation; Director, Dow Target Variable Fund LLC.

George M. Vredeveld Age 68	Lead Independent Director, Member of Independent Directors and Audit Committees	Indefinite; Since March 1996	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research.	24	Director, Dow Target Variable Fund LLC.

Mr. Palmer is treated as an “interested” Director of the Fund because he was a director of the Adviser until May 2010, and he was an officer and employee of the Adviser’s parent until March 31, 2010.

None of the Directors directly owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC. As of December 31, 2011, with the exception of Mr. Palmer, the Directors owned no variable contracts issued by ONLI, ONLAC or NSLAC that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director or Nominee, including Mr. Palmer, as of December 31, 2011:

[3]	The mailing address of each officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies
Independent Directors/Nominees
John I. Von Lehman	NONE	NONE
Madeleine Ludlow	NONE	NONE
James E. Bushman	NONE	NONE
George M. Vredeveld	NONE	NONE

Interested Director
John J. Palmer	Over $100,000	Over $100,000

Director Compensation

The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 2011.

Name and Position	Aggregate Compensation from the Portfolios for Service to the Fund	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors by the Portfolios for Service to Fund and Fund Complex
John I. Von Lehman	$48,000	NA	NA	$48,000
James E. Bushman	$53,000	NA	NA	$53,000
George M. Vredeveld	$60,500	NA	NA	$60,500
John J. Palmer	$59,000	NA	NA	$59,000

Board Leadership Structure

John J. Palmer is treated as an interested person (as defined in the 1940 Act) and currently serves as Chairman of the Board of Directors. The Directors have determined that an interested Chairman is appropriate and benefits shareholders because Mr. Palmer has over 20 years’ experience as a chairman of a fund board of directors, including over 10 years on the Fund’s Board. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director is to be independent or an interested person. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. In addition, the Directors have appointed Dr. George M. Vredeveld as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. Mr. Christopher A. Carlson serves as President of the Fund. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Board Risk Oversight

Investing in general, and the operation of a mutual fund in particular, involves a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, the sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, Independent Directors’ counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met [six] times in 2011.

Board Committees

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2010. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors. The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended it on November 18, 2003, August 20, 2008 and August 19, 2010. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met three times in 2011. The Audit Committee has elected Mr. Bushman as its Chairman.

The Board has designated Mr. Bushman as an “Audit Committee financial expert.” Mr. Bushman is an Independent Director.

The Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of each Portfolio vote “FOR” the election of the nominees to the Board of Directors.

PROPOSAL 2

TO APPROVE AMENDMENTS TO CERTAIN FUNDAMENTAL POLICIES OF EACH

PORTFOLIO, APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL POLICIES

OF EACH PORTFOLIO, AND APPROVE THE RECLASSIFICATION OF CERTAIN

INVESTMENT POLICIES AS NON-FUNDAMENTAL POLICIES OF EACH PORTFOLIO

The Portfolios are subject to a large number of “fundamental” investment restrictions. Many of these fundamental investment restrictions were adopted to comply with federal or state laws, interpretations of the staff of the Securities and Exchange Commission (“SEC”), or in response to regulatory, business or industry conditions that existed at the time the Portfolios were created. Since that time, certain legal and regulatory requirements applicable to investment companies have changed. As a result, many of the Portfolios are now subject to a number of fundamental investment restrictions that: (i) are more restrictive than those required under present federal law; (ii) are no longer required by SEC staff interpretations; (iii) are based on state securities laws and regulations that were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”); or (iv) vary significantly from Portfolio to Portfolio.

Under the Investment Company Act of 1940 Act (the “1940 Act”), a fundamental investment restriction may be changed or eliminated only with shareholder approval. Therefore, the Board of Directors is recommending that shareholders approve: (i) the amendment of certain investment restrictions that are more restrictive than is currently required, (ii) the standardization of fundamental investment restrictions common to multiple Portfolios, (iii) the reclassification as “non-fundamental” of certain investment restrictions that are not required to be treated as “fundamental”, and (iv) the elimination of certain investment restrictions that are not required under the federal securities laws.

The Board and the Adviser believe that there are several advantages to revising the Portfolios’ fundamental investment restrictions at this time. First, by reducing the total number of fundamental investment restrictions and/or updating their language now, the Portfolios may be able to minimize the costs and delays associated with obtaining future shareholder approval to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Adviser believe removing outdated restrictions and reclassifying certain policies as non-fundamental will give the Adviser and each sub-adviser the flexibility to respond to market, industry, regulatory or technical changes and to better manage Portfolio assets in a changing investment environment. Finally, standardized Portfolio investment restrictions will enable the Fund and its service providers to more efficiently and more easily monitor portfolio compliance across the entire Fund and help avoid conflicts among restrictions whose language varies from one Portfolio to another.

The proposed standardized fundamental investment policies cover only those areas for which the 1940 Act requires the Portfolios to have fundamental investment restrictions. Except as discussed below, the proposed standardized investment restrictions will not affect any Portfolio’s investment goal or its current principal investment strategies. The Board and the Adviser anticipate that the proposed changes in the investment restrictions will not materially change the manner in which the Portfolios are currently managed and operated. Although the proposed amendments will give some Portfolios greater flexibility to respond to possible future investment opportunities, the Board and the Adviser at this time do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in a Portfolio.

Shareholders in each Portfolio will vote separately on Proposal 2. If Proposal 2 is approved by the shareholders of a Portfolio, the changes will be effective for that Portfolio as of the date that shareholders are notified that the changes will be made through either (a) a supplement to the prospectus and/or SAI or (b) revisions to such documents at the time of the annual update to the Fund’s registration statement. The Board of Directors of the Fund unanimously recommends a vote “FOR” Proposal 2 for each Portfolio.

APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL POLICIES

OF EACH PORTFOLIO

The Board of Directors and the Adviser recommend that the current fundamental investment restrictions be amended to remove unnecessary restrictions and, where applicable, standardize the investment restrictions applicable to multiple Portfolios. A list of the proposed fundamental investment restrictions is in Appendix A-1.

Amendment to the fundamental investment restrictions regarding industry concentration.

Under the 1940 Act, an investment company must adopt a fundamental policy regarding concentration of investments in the securities of companies in any particular industry. The SEC staff takes the position that a fund “concentrates” its investments if it invests more than 25% of its net assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so, and the SEC staff generally takes the position that a fund may not reserve the right to concentrate its investments in the future. Money market funds, such as the Money Market Portfolio, however, may declare an investment policy on industry concentration reserving the freedom to concentrate in government securities and certain bank instruments issued by domestic banks.

The Portfolios currently have three different concentration policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding industry concentration is as follows:

Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby. The Money Market Portfolio reserves the right to concentrate its investments in securities issued by domestic banks, including certificates of deposit, bankers’ acceptances, bank time deposits or other obligations of domestic banks.

The proposed standardized concentration restriction is substantially the same as the Portfolios’ current restrictions, except that (i) it modifies and standardizes the asset measure by which concentration is assessed from “25% or more” to “more than 25%”; and (ii) it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from the coverage of the restriction. Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Portfolios or to affect the way the Portfolios are managed.

Amendment to the fundamental investment restrictions regarding borrowing

The 1940 Act imposes certain limitations on the borrowing activities of investment companies and those limitations must be fundamental. Borrowing limitations are generally designed to protect shareholders and their investments by restricting an investment company’s ability to subject its assets to the claims of creditors that, under certain circumstances, might have a claim to the fund’s assets that would take precedence over the claims of shareholders upon redemption or liquidation.

Under the 1940 Act, an open-end investment company may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to an additional 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique affords a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

The Portfolios currently have five inconsistent borrowing policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding borrowing is as follows:

Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio’s total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.

The current investment restrictions relating to borrowing generally (i) are substantially the same as the proposed standardized investment restriction on borrowing set forth above; (ii) limit the amount of money that may be borrowed by a Portfolio to a certain percentage of that Portfolio’s total assets that is more restrictive than the 1940 Act percentage and/or (iii) limit the purposes for which a Portfolio may borrow money. Because the proposed borrowing restriction would provide certain Portfolios with additional borrowing flexibility, to the extent that a Portfolio uses such flexibility in the future to borrow for investment purposes, the Portfolio may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. The additional costs and risks to which the Portfolios may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. In addition, no Portfolio currently anticipates changing its current borrowing activities.

Amendment to the fundamental investment restrictions regarding investments in commodities.

Under the 1940 Act, an investment company’s policy relating to the purchase and sale of commodities must be fundamental. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may be considered to be commodities under certain circumstances. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance investment returns.

The Portfolios currently have four different commodities policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding commodities is as follows:

Will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

The proposed standardized commodities restriction is substantially the same as the Portfolios’ current restrictions, except that it expressly references in a consistent manner the categories of investments that are excepted from coverage of the restriction. In addition, the amended policy permits the Portfolios to purchase and sell futures, options on futures and other derivative instruments for investment purposes; currently most of the Portfolios are limited to transacting in such instruments solely for hedging purposes. A Portfolio may potentially be subject to some additional costs and risks inherent in investing in futures, options on futures and other derivatives, including losses if the prices of its futures and options on futures positions are poorly correlated with its other investments, or if the Portfolio cannot close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options on futures transactions, and these transactions could significantly increase the Fund’s turnover rate. The Portfolios currently are subject to these risks to the extent that they enter into futures contracts and options on futures for hedging purposes; however, the risks may be magnified to the extent a Portfolio engages in these transactions for investment purposes. No Portfolio currently anticipates changing its current practices with respect to such investments and the proposed revision is not expected to affect the way the Portfolios are managed.

Amendment to the fundamental investment restrictions regarding underwriting.

Under the 1940 Act, an investment company’s policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, an investment company may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, a Portfolio could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. Interpretations by the SEC staff have clarified, however, that re-sales of privately placed securities by institutional investors, such as the Portfolios, do not necessarily make the institutional investor an underwriter in these circumstances. In addition, under certain circumstances, a Portfolio may be deemed to be an underwriter of its own securities.

The Portfolios currently have three different underwriting policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding underwriting is as follows:

Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

The proposed fundamental investment restriction relating to underwriting is substantially similar to the current restrictions in that it prohibits each Portfolio from engaging in underwriting. The proposed investment restriction, however, clarifies that the Portfolios may resell portfolio securities that they own and may sell their own shares. Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Portfolios or to affect the way the Portfolios are managed.

Amendment to the fundamental investment restrictions regarding investments in real estate.

The 1940 Act requires that an investment company’s restriction regarding investments in real estate be fundamental. An investment company is not prohibited by the 1940 Act from investing in real estate, either directly or indirectly. The current fundamental investment restrictions relating to real estate generally prohibit the Portfolios from investing in real estate, although most Portfolios may invest in marketable securities secured by real estate or interests therein or issued by companies or other entities that invest in real estate or interests therein.

The Portfolios currently have three different real estate policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding investing in real estate is as follows:

Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

The proposed investment restriction is substantially the same as the Portfolios’ current restrictions, except that it applies the same standardized restriction to all Portfolios. Adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Portfolios or to affect the way the Portfolios are managed.

Amendment to the fundamental investment restrictions regarding lending.

Under the 1940 Act, an investment company must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term “loan” may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are the lending of portfolio securities, the purchase of certain debt instruments and the entering into of repurchase agreements. The SEC staff has interpreted lending by an investment company, under certain circumstances, to also give rise to issues relating to the issuance of senior securities. To the extent that a Portfolio enters into lending transactions under these limited circumstances, the Portfolio will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities, which are discussed below.

The Portfolios currently have four different lending policies, as shown on Appendix A-2. The proposed standardized fundamental investment restriction regarding lending is as follows:

Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

The proposed investment restriction is substantially the same as the Portfolios’ current restrictions, except that it applies the same standardized investment restriction to all Portfolios and deletes references to certain limitations with which the Portfolios are legally obligated to comply, regardless of whether the legal obligation is stated in the investment restriction. The proposed investment restriction, however, does eliminate the restriction, applicable to all Portfolios other than the International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio, limiting investments in repurchase agreements maturing in more than seven days to no more than 10%

of a Portfolio’s total assets (i.e., illiquid repurchase agreements). However, the Portfolios will continue to be subject to the limitations imposed under the 1940 Act on investments in illiquid securities. (See Illiquid Investments under APPROVAL OF THE RECLASSIFICATION OF CERTAIN INVESTMENT POLICIES AS NON-FUNDAMENTAL). Therefore, adoption of the proposed investment restriction is not anticipated to introduce additional material risk to the Portfolios or to affect the ways the Portfolios are managed.

Amendment to the fundamental investment restrictions regarding issuing senior securities.

The 1940 Act requires an investment company to have an investment policy describing its ability to issue senior securities. A “senior security” is an obligation of an investment company that takes precedence over the claims of shareholders with respect to the company’s earnings or assets. The 1940 Act generally prohibits an open-end investment company from issuing senior securities in order to limit the company’s ability to use leverage. In general, leverage occurs when an investment company borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow an open-end investment company under certain conditions to engage in a certain types of transactions that might otherwise be considered to create “senior securities,” such as, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the open-end investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, an open-end investment company must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations; or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of an investment company’s assets that may be invested in these types of transactions and the company’s exposure to the risks associated with senior securities.

The Portfolios currently have three different senior securities policies, as shown on Appendix A-2. The proposed, standardized fundamental investment restriction regarding senior securities is as follows:

Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The current fundamental investment restrictions for all of the Portfolios prohibit a Portfolio from issuing senior securities; however, only some Portfolios exclude from this prohibition certain portfolio investments or strategies, such as futures contracts, short sales, reverse repurchase agreements and permitted borrowings, that are permissible under SEC staff interpretations.

The proposed restriction would permit a Portfolio to issue senior securities as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed restriction also would clarify that the Portfolios may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions, futures, permitted borrowings, short sales and the other investments and strategies previously carved out by the SEC.

None of the Portfolios has any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Therefore, the Board of Directors and the Adviser do not anticipate that amending the current restrictions will result in additional material risk to any Portfolio. Any additional risks to which a Portfolio may be exposed would also be limited by the restrictions on issuing senior securities imposed by the 1940 Act and any rule, exemption or interpretation thereof that may be applicable. Also, notwithstanding the flexibility provided by the proposed fundamental investment restriction, any material change in a Portfolio’s investment strategy would need to be approved by the Board.

Finally, the current fundamental investment restriction for the International Portfolio, the International Small-Mid Company Portfolio, the High Income Bond Portfolio and the Strategic Value Portfolio relating to issuing senior securities is combined with restrictions relating to borrowing money directly or through repurchase agreements. The adoption of this Proposal would result in the separation of a Portfolio’s senior securities restriction from the fundamental investment restriction relating to borrowing. The fundamental restriction relating to borrowing is discussed above.

If Proposal 2 is approved, the Portfolios’ fundamental policies will be standardized as discussed in this section of the proxy statement and as set forth in Appendix A-1.

APPROVAL OF THE RECLASSIFICATION OF

CERTAIN INVESTMENT POLICIES AS NON-FUNDAMENTAL

Each of the Portfolios has one or more investment policies that have been designated as fundamental by that Portfolio (meaning that such policies may not be changed or modified without shareholder approval), but that are not required by the federal securities laws to be so treated. As more fully discussed below, the Board of Directors is proposing that such investment policies be reclassified as “non-fundamental,” meaning that such policies may be changed by the Board of Directors without shareholder approval.

Each fundamental policy that is proposed to be reclassified as a non-fundamental policy is listed in Appendix B. A majority of the fundamental policies would be reclassified as non-fundamental without change. The Board of Directors would revise certain policies reclassified as non-fundamental, as discussed below. The text of the proposed revisions can be found in Appendix B.

Illiquid Investments

The Money Market Portfolio, Bond Portfolio and Omni Portfolio each currently has a fundamental investment restriction that limits its investments in illiquid and/or restricted securities, including repurchase agreements maturing in more than seven days, securities that are subject to legal or contractual restrictions upon resale and securities that are otherwise not readily marketable. The limit for the Money Market and Bond Portfolios is 10% of the value of each Portfolio’s assets, while the limit for the Omni Portfolio is 15% of the value of its assets. This same policy is also non-fundamental investment policy for each of the other Portfolios in the Fund. “Restricted securities” generally include (i) securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and (ii) securities that are subject to other contractual restrictions on resale. A security that cannot be sold or disposed of in the ordinary course of business at approximately the value at which a Portfolio has valued it generally is considered illiquid. Because this policy is not required by the SEC to be fundamental, the Board recommends that this policy be reclassified as non-fundamental. The Board also proposes that the policy as applicable to all Portfolios be revised to reflect the SEC staff’s current position that a Portfolio take action to reduce illiquid assets that exceed 15% of the Portfolio’s assets (10% in the case of the Money Market Portfolio, Bond Portfolio and Omni Portfolio), subject to timing and other considerations that are in the best interests of the Portfolio and its shareholders. Approval of this reclassification will not affect the ways the Portfolios are managed.

Short Selling and Purchases on Margin

The Money Market Portfolio, Bond Portfolio and Omni Portfolio each currently has a fundamental investment restriction that prohibits it from engaging in short sales or from purchasing securities on margin. The International Portfolio, International Small-Mid Company Portfolio, High Income Bond Portfolio and Strategic Value Portfolio each currently has a fundamental investment restriction that prohibits it from purchasing securities on margin, with limited exceptions.

The 1940 Act does not require an investment company to adopt a fundamental investment restriction regarding purchasing securities on margin or engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (See Amendment to the fundamental investment restrictions regarding issuing senior securities above). Because these policies are not required to be fundamental, the Board proposes that these policies be reclassified as non-fundamental. The Board also proposes that the policies prohibiting short sales and purchases of securities on margin be revised, consistent with SEC staff interpretations, to clarify those situations in which the Portfolios may engage in certain types of transactions without violating the policy.

Current 1940 Act provisions on issuing senior securities, engaging in short sales and purchasing on margin, together with the proposed fundamental investment restriction on senior securities as described above, will continue to limit the ability of a Portfolio to purchase securities on margin and engage in short sales. Therefore, the Board and the Adviser do not anticipate that reclassifying and revising the current restrictions will result in additional material risk to a Portfolio or change the manner in which the Portfolios are managed at this time.

Names Test

Rule 35d-1 under the 1940 Act generally requires an investment company to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the types of securities suggested by its name. The rule permits this policy to be non-fundamental. In addition to reclassifying this policy as non-fundamental, the Board and the Adviser also are proposing that the policy as it relates to the Millennium Portfolio and the Small Cap Growth Portfolio be revised to remove references to the range of market capitalizations of the companies in the Portfolios’ benchmark indices. Because the market capitalizations of the companies included in the indices change daily with market conditions, inclusion of the market capitalization range in the policies is unduly restrictive. If the proposed reclassification is approved, each affected Portfolio will continue to invest at least 80% of its net assets in the types of securities suggested by its name. In addition, pursuant to the requirements of Rule 35d-1, a Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Initial Public Offerings

Certain Portfolios identified on Appendix B are subject to a fundamental investment policy that permits such Portfolios to invest more than 5% of their assets in initial public offerings (“IPOs”). The 1940 Act does not require an investment company to adopt a fundamental policy regarding IPOs. Because this policy is not required to be fundamental, the Board proposes that this policy be reclassified as non-fundamental. In addition, the Board proposes that the policy be clarified to specify that the remaining Portfolios may invest up to 5% of their assets in IPOs.

The Adviser and sub-advisers currently do not intend to deviate from any of the investment policies listed on Appendix B, as except as indicated. However, as with other fundamental investment restrictions recommended to be eliminated as discussed below, the Board and the Adviser believe that the Portfolios will be able to minimize costs and delays associated with future shareholder meetings to revise any of these investment policies, or any portion thereof, should they become outdated or inappropriate. If Proposal 2 is approved, each of the fundamental investment policies listed in Appendix B will be reclassified as non-fundamental.

APPROVAL OF THE ELIMINATION OF

CERTAIN FUNDAMENTAL POLICIES OF EACH PORTFOLIO

The Board proposes the elimination of the fundamental investment restrictions set forth in Appendix C. These fundamental investment restrictions are restatements of restrictions that are already applicable under 1940 Act, are not required by the 1940 Act or SEC staff interpretations, or will no longer be necessary upon shareholder approval of this Proposal 2. Accordingly, the Adviser recommended to the Board that these restrictions be eliminated. The Board and the Adviser do not anticipate that eliminating these restrictions will result in any additional material risk to the Portfolios at this time. None of the Portfolios currently intends to change its present investment practices as a result of eliminating the restrictions.

There currently are 28 fundamental investment restrictions proposed to be eliminated. The exact language of the restrictions, together with an explanation of the reasons for their proposed elimination, is set forth in Appendix C. The following is a brief summary of the reasons for their proposed elimination.

Existing Legal Requirement

Diversification

The 1940 Act requires each investment company to recite in its registration statement its status as either a “diversified” or “non-diversified” fund. If a fund is “diversified,” Section 5(b)(1) of the 1940 Act provides that it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. The 1940 Act requires that shareholders approve any reclassification of a fund from diversified to non-diversified.

The Fund has declared each Portfolio to be “diversified”. As a result, each Portfolio must comply with the requirements of Section 5(b)(1), regardless of whether it has a policy requiring it to so. Thus, the current fundamental policy is unnecessary.

Joint Transactions

Each of the Money Market Portfolio, Bond Portfolio and Omni Portfolio has a fundamental investment restriction relating to joint trading accounts that prohibits its participation on a joint or a joint and several basis in any trading account in securities. Because Section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary.

Investment Companies

Section 12(d) of the 1940 Act generally provides that a registered investment company may not purchase more than 3% of another fund’s total outstanding voting stock, invest more than 5% of its total assets in another fund’s securities or have more than 10% of its total assets invested in securities of all other funds, although SEC rules do provide a number of exceptions to this restriction. Because the Portfolios must comply with Section 12(d) of the 1940 Act, a fundamental policy addressing the same issue is unnecessary.

No Legal Requirement

Options

Futures and Options for Hedging

Foreign Securities

Short Sales Against the Box

Zero Coupon and Pay-In-Kind Securities

The 1940 Act does not place any restrictions on the ability of an investment company to invest in options, foreign securities, zero coupon and pay-in-kind securities, or engage in short sales against the box, and SEC staff interpretations do not place percentage limitations on these types of securities and transactions. Therefore, the Board proposes deletion of these fundamental investment policies.

If Proposal 2 is approved, the Portfolios may purchase and sell call and put options on securities and securities indices, futures and options on futures for both hedging and investment purposes. Currently, certain of the Portfolios engage in such transactions for hedging purposes only. As a result, the Portfolios investing in these transactions for non-hedging purposes potentially may be subject to additional costs and risks inherent in such activities, some of which are discussed above in Amendment to the fundamental investment restrictions regarding commodities. These additional costs and risks are limited, however, by segregation and cover requirements imposed by SEC staff interpretation.

Unnecessary Due to Amendments to Fundamental Policies

Approval of Proposal 2 will create a standard set of fundamental restrictions applicable to all Portfolios. As a result, similar fundamental restrictions that address the same issue, but are applicable only to a subset of the Portfolios, will no longer be necessary. Therefore, the Board proposes the deletion of the following redundant fundamental restrictions, which are listed in Appendix A-2.

Concentration

Borrowing

Commodities

Underwriting

Real Estate

Lending

Senior Securities

Unnecessary Due to Reclassification of Policies

Names Test

Approval of Proposal 2 will reclassify as “non-fundamental” certain policies that require a Portfolio to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the types of securities suggested by the Portfolio’s name. These policies are consistent with the requirements of Rule 35d-1 under the 1940 Act. A Portfolio whose name does not suggest that its investments focus on a particular type of investment is not subject to the requirements of Rule 35d-1, even if the prospectus states that the Portfolio invests “primarily” in a particular type of security.

Several of the Portfolios are subject to a fundamental policy stating that those Portfolios that invest “primarily” in a particular kind of securities must, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in that kind of securities. The Board of Directors proposes deletion of this policy because approval of Proposal 2 will make the policy unnecessary and because as written, the policy covers Portfolios that would otherwise not be subject to Rule 35d-1.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of each Portfolio vote “FOR” the proposed changes to each Portfolio’s fundamental policies.

PROPOSAL 3

TO APPROVE THE RECLASSIFICATION OF EACH PORTFOLIO’S INVESTMENT

OBJECTIVE AS NON-FUNDAMENTAL

The investment objective of each Portfolio is fundamental, which means that a Portfolio’s investment objective can only be changed by shareholder vote. An investment company’s investment objective is not required to be fundamental, although a fund’s Board of Trustees is required to provide advance notice to shareholders before changing the fund’s investment objective. The investment objective of each Portfolio is listed on Appendix D.

The Board proposes reclassifying each Portfolio’s investment objective to provide the flexibility necessary for the Adviser and the sub-advisers to respond to economic, market and regulatory conditions and development. In addition, the Fund and the Adviser have received an order from the SEC permitting the Adviser, subject to Board oversight and approval, to change Portfolio sub-advisers without shareholder approval. A new sub-adviser retained by the Adviser may want to improve performance by managing the Portfolio in a materially different manner than its predecessor sub-adviser. While a new sub-adviser may be able to do that without revising a Portfolio’s investment objective, the ability to request that the Board of Directors approve a revision to the Portfolio’s investment objective gives the Adviser flexibility in choosing a replacement sub-adviser.

If shareholders approve Proposal 3, the Adviser and Federated Global Investment Management Corp. (“Federated Global”), the sub-adviser to the International Portfolio, intend to ask the Board of Directors to change the investment objective of the International Portfolio from “Seeks total return on assets” to “Seeks long-term growth of capital”. Total return consists of two components: capital appreciation and income. The income component primarily consists of dividends. In the current economic environment, the income component has declined significantly and Federated Global is managing for capital appreciation. Therefore, the Fund anticipates that if shareholders approve Proposal 3, the Board will revise the investment objective of the International Portfolio to reflect the importance of long-term growth of capital to Federated Global’s investment strategy.

Accordingly, the Board of Directors of the Fund, including the Independent Directors, unanimously recommends that shareholders of each Portfolio vote “FOR” the proposed reclassification of each Portfolio’s investment objective.

OTHER INFORMATION

OPERATION OF THE PORTFOLIOS

Each Portfolio is a diversified series of Ohio National Fund, Inc., an open-end investment management company organized as a Maryland corporation on November 2, 1982. The Fund’s principal executive offices are located at offices at One Financial Way, Montgomery, OH 45242. The Board of Directors supervises the business activities of the Portfolios. Like other mutual funds, the Portfolios retain various organizations to perform specialized services. The Portfolios currently retain Ohio National Investments, Inc., One Financial Way, Montgomery, OH 45242, as the investment adviser. The various Portfolios retain the following sub-advisers: Legg Mason Capital Management, LLC; Federated Global Investment Management Corp.; Jennison Associates LLC; Neuberger Berman Management LLC; Janus Capital Management LLC; Goldman Sachs Asset Management, L.P., Federated Investment Management Company; Federated Equity Management Company of Pennsylvania; Suffolk Capital Management, LLC; Eagle Asset Management, Inc.; ICON Advisers, Inc. and First Trust Advisors, L.P. For portfolios other than the International Portfolio and International Small-Mid Company Portfolio, U.S. Bancorp Fund Services, LLC is the Fund’s accounting agent and U.S. Bank, N.A. is custodian. The custodian and accounting agent for the International Portfolio and International Small-Mid Company Portfolio is State Street Bank and Trust Company.

VOTING INSTRUCTIONS

The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) and National Security Life and Annuity Company (“NSLAC”), each on behalf of its separate accounts (each a “Separate Account”), are the only shareholders of the Portfolios. Each Separate Account is a segregated asset account established by ONLI, ONLAC or NSLAC and each is registered with the SEC under the 1940 Act as a unit investment trust. Premiums paid by an owner of a variable contract may be allocated to one or more of the subaccounts of each Separate Account that invests in shares of the Portfolios. Each subaccount invests in Shares corresponding to a Portfolio of the Fund.

This Proxy Statement is being furnished to the owners of the variable contracts on behalf of the Board in connection with the solicitation by ONLI, ONLAC and NSLAC of voting instructions from variable contract owners indirectly invested in each Portfolio in connection with the Meeting. The Board has called the Meetings to consider the Proposals indicated on the cover page of the Proxy Statement. ONLI, ONLAC and NSLAC will vote the Portfolio shares at the Meeting in accordance with the instructions timely received from persons entitled to give voting instructions under variable contracts funded through the Separate Accounts. Variable contract owners have the right to instruct ONLI, ONLAC or NSLAC as to the number of Shares (and fractional shares) that, when added together, have an aggregate value on the Record Date equal to the contract value on the Record Date under that owner’s variable contract allocated to the subaccount of each Separate Account holding the Shares of the appropriate Portfolio. All properly executed Voting Instruction Cards received by ONLI, ONLAC or NSLAC by the close of business on                     , 2012 will be counted for purposes of voting at the Meeting.

ONLI, ONLAC and NSLAC will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those interests for which instructions are timely received. If a signed Voting Instruction Card is received that does not specify a choice, ONLI, ONLAC and NSLAC will consider its timely receipt as an instruction to vote in favor of each Nominee and each of the Proposals to which it relates. As a result of this voting process, a relatively small number of variable contract owners can determine the outcome of the votes.

In certain circumstances, ONLI, ONLAC and NSLAC have the right to disregard voting instructions from certain variable contract owners, although ONLI, ONLAC and NSLAC do not believe that these circumstances exist with respect to the matters currently before members. Variable contract owners may revoke voting instructions given to ONLI, ONLAC or NSLAC at any time prior to the Meetings by notifying the Portfolios in writing at: Ohio National Fund, Inc., Attn: Secretary, One Financial Way, Montgomery, Ohio 45242.

VOTING SECURITIES AND VOTING

Each Portfolio is a separate class of shares, 100% of which are owned of record by The Ohio National Life Insurance Company (“ONLI”), Ohio National Life Assurance Corporation (“ONLAC”) (together with ONLI called “Ohio National Life”) and National Security Life and Annuity Company (“National Security” or “NSLAC”). The address of Ohio National Life and National Security is One Financial Way, Montgomery, Ohio 45242. As of January [    ], 2012, there were [            ] shares issued and outstanding. ONLI owned [        %] of these shares; ONLAC owned [        %] and NSLAC owned [        %]. As of the Record Date, the following shares of beneficial interest of the Portfolios were issued and outstanding:

Name of Portfolio	Shares Outstanding
Equity Portfolio
Money Market Portfolio
Bond Portfolio
Omni Portfolio
International Portfolio
Capital Appreciation Portfolio
Millennium Portfolio
International Small-Mid Company Portfolio
Aggressive Growth Portfolio
Small Cap Growth Portfolio
Mid Cap Opportunity Portfolio
S&P 500® Index Portfolio
Capital Growth Portfolio
High Income Bond Portfolio
Strategic Value Portfolio

Name of Portfolio	Shares Outstanding
Nasdaq-100® Index Portfolio
Bristol Portfolio
Bryton Growth Portfolio
U.S. Equity Portfolio
Balanced Portfolio
Income Opportunity Portfolio
Target VIP Portfolio
Target Equity/Income Portfolio
Bristol Growth Portfolio

Each Portfolio’s shares have identical voting rights. Shareholders are entitled to one vote for each share and proportional fractional votes for fractional shares. The presence, in person or by proxy, of the holders of at least one third of the votes entitled to be cast at the Meeting shall constitute a quorum. Because ONLI, ONLAC and NSLAC, through the Separate Accounts, are the holders of record of all of the outstanding Shares, each Portfolio expects all such Shares to be present at the Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted FOR the approval of the proposal.

All shareholders of record of each Portfolio on the Record Date are entitled to vote at the Meeting. Approval of Proposal 1 require the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, vacant Director positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Approval of Proposal 2 and Proposal 3 as to a Portfolio requires the affirmative vote of “majority of the outstanding voting securities” of the Portfolio at the Meeting. The 1940 Act defines “majority of the outstanding voting securities” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50 per centum of the outstanding voting securities of a Portfolio are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Portfolio, whichever is less.

Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum and votes against a proposal. Because Directors are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1. However, broker non-votes and abstentions will have the same effect as a vote against Proposal 2 and Proposal 3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of December 31, 2011, the following shareholders were beneficial owners of 5% or more of the outstanding shares of the Portfolios listed because they possessed voting or investment power with respect to such shares:

Name of Portfolio	Name and Address of Beneficial Owner	Nature of Ownership	Percentage of Outstanding Shares of the Portfolio

SECURITY OWNERSHIP OF MANAGEMENT

To the best knowledge of the Fund, there were no Directors, Nominees or officers of the Fund who were the owners of more than 1% of the outstanding shares of a Portfolio on the Record Date.

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Christopher A. Carlson, One Financial Way, Montgomery, OH 45242. Because the Fund has never received a shareholder proposal or a Director nomination from a shareholder, the Fund has not adopted a written policy regarding consideration of shareholder proposals or Director nominees recommended by shareholders. The Board of Directors of the Fund is not aware of any other matters to come before the meeting.

COST OF SOLICITATION

The Board of Directors of the Fund is making this solicitation of voting instructions. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the voting instructions and any additional materials relating to the meeting, which is anticipated to total between [$            ] and [$            ], will be borne by the Fund. Certain officers, employees and agents of the Fund and ONLI or its affiliates may solicit voting instructions in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Fund’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Fund did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

DELIVERY OF VOTING INSTRUCTIONS

If you and another contract owner share the same address, the Fund may only send one Proxy Statement unless you or the contract owner(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at1-800-366-6654, or write the Fund at One Financial Way, Montgomery, OH 45242.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and the Voting Instructions are available at [www.                                ].

BY ORDER OF THE BOARD OF DIRECTORS

CHRISTOPHER A. CARLSON

President

Dated [                    ], 2012

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [                    ].

Appendix A-1

Proposed Fundamental Investment Restrictions

Each Portfolio:

1.	Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby. The Money Market Portfolio reserves the right to concentrate its investments in securities issued by domestic banks, including certificates of deposit, bankers’ acceptances, bank time deposits or other obligations of domestic banks.

2.	Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio’s total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.

3.	Will not purchase or sell commodities or commodity contracts except as may be permitted by the Investment Company Act of 1940, as amended, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.	Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

5.	Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6.	Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

7.	Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

A-1-1

Appendix A-2

The following fundamental investment restrictions will be redundant and, therefore, eliminated if Proposal 2 is approved.

Portfolio	Existing Fundamental Policy to be Eliminated

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

Concentration Policy. Will not invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers’ acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100® Index Portfolio, Target VIP Portfolio and Target Equity/Income Portfolio).

Capital Appreciation Portfolio Aggressive Growth Portfolio	Concentration Policy. Will not purchase the securities of any issuer if, as a result, more than 25% of [the value] of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Concentration Policy. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio’s total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Borrowing Policy. Will not (other than the Mid Cap Opportunity Portfolio, Capital Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio) borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Mid Cap Opportunity Portfolio, Capital Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio and Income Opportunity Portfolio may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed.

A-2-1

Portfolio	Existing Fundamental Policy to be Eliminated
Target Equity/Income Portfolio Bristol Growth Portfolio

Capital Appreciation Portfolio	Borrowing Policy. Will not borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio’s investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law.

Aggressive Growth Portfolio	Borrowing Policy. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio’s total assets (including the amount borrowed), less the Portfolio’s liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

All Portfolios	Borrowing Policy. The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts in excess of 5% of the value of a portfolio’s total assets.

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Borrowing Policy. The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio’s total assets, any such borrowings will be repaid before additional investments are made.

Capital Appreciation Portfolio

Aggressive Growth Portfolio

Mid Cap Opportunity Portfolio

Capital Growth Portfolio

High Income Bond Portfolio

Strategic Value Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Borrowing Policy. May borrow for investment purposes.

Equity Portfolio Money Market Portfolio Bond Portfolio Omni Portfolio Millennium Portfolio	Commodities Policy. Will not purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market Portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below, (b) S&P 500® Index Portfolio may purchase or sell

A-2-2

Portfolio	Existing Fundamental Policy to be Eliminated

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index.

Capital Appreciation Portfolio	Commodities Policy. Will not purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

Aggressive Growth Portfolio	Commodities Policy. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Commodities Policy. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

Underwriting Policy. Will not underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

Capital Appreciation Portfolio Aggressive Growth Portfolio	Underwriting Policy. Will not underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

A-2-3

Portfolio	Existing Fundamental Policy to be Eliminated
International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income	Underwriting Policy. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

Real Estate Policy. Will not other than the Target VIP Portfolio and Target Equity/Income Portfolio, purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, “real estate” does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property.

Capital Appreciation Portfolio Aggressive Growth Portfolio	Real Estate Policy. Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in [the real estate business] [real estate securities]).

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Real Estate Policy. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

Lending Policy. Will not lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio’s total assets will be invested in repurchase agreements maturing in more than seven days.

A-2-4

Portfolio	Existing Fundamental Policy to be Eliminated
Capital Appreciation Portfolio	Lending Policy. Will not make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio’s total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

Aggressive Growth Portfolio	Lending Policy. May not make loans if, as a result, more than 33 1/3% of the portfolio’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Lending Policy. The portfolios will not lend any of their assets, except a portfolio’s securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio’s investment objectives and policies.

All Portfolios	Senior Securities Policy. Will not Issue senior securities.

Capital Appreciation Portfolio Aggressive Growth Portfolio	Senior Securities Policy. Will not issue senior securities except [in compliance with] [as permitted under] the Investment Company Act of 1940.

International Portfolio International Small-Mid Company Portfolio Strategic Value Portfolio High Income Portfolio	Senior Securities Policy. The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio’s total assets, any such borrowings will be repaid before additional investments are made.

A-2-5

Appendix B

Fundamental Investment Restrictions Proposed to be Reclassified as Non-Fundamental

Portfolio	Current Investment Policy	Proposed Investment Policy
Money Market Portfolio Bond Portfolio Omni Portfolio	Illiquid Investments. Will not invest more than 15% of the value of its assets (10% in the case of the Money Market Portfolio, Bond Portfolio and Omni Portfolio) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.	Illiquid Investments. Will not invest, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market Portfolio, Bond Portfolio and Omni Portfolio) in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% (10% in the case of the Bond Portfolio and Omni Portfolio) of a Portfolio’s assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, a Portfolio’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets (10% in the case of the Bond Portfolio and Omni Portfolio), subject to timing and other considerations that are in the best interests of the Portfolio and its shareholders.
All Portfolios	Illiquid Investments. Each of the Money Market Portfolio, Bond Portfolio and Omni Portfolio may invest up to 10% of its assets in illiquid securities. Each of the other Portfolios may invest up to 15% in illiquid securities.

Money Market Portfolio Bond Portfolio Omni Portfolio	Short Selling and Purchases on Margin. Will not sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions.	Short Selling and Purchases on Margin. Will not sell securities short or purchase securities on margin. This limitation does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

International Portfolio International Small-Mid Company Portfolio	Purchase on Margin. The portfolios will not purchase any securities on margin, but they may	Purchase on Margin. The portfolios will not purchase any securities on margin. This

Portfolio	Current Investment Policy	Proposed Investment Policy
High Income Bond Portfolio Strategic Value Portfolio	obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the	limitation does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments

All Portfolios	When Issued and Delayed Delivery. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the value of its assets.	No change.

Equity Portfolio	Names Test. The Portfolio invests at least 80% of its assets in equity securities.	No change The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Bond Portfolio

Names Test. Will invest at least 80% of the Portfolio’s assets (other than cash and U.S. government securities) in:

•     publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and

•     corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

International Portfolio	Names Test. The Portfolio invests at least 80% of its assets in securities of foreign companies.	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

International Small-Mid Company Portfolio	Names Test. The Portfolio invests at least 80% of its assets in equity securities of foreign small and mid-cap companies.	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Portfolio	Current Investment Policy	Proposed Investment Policy
Small Cap Growth Portfolio	Names Test. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index, which as of March 31, 2011, ranged from $5.7 billion to $7.7 million).	Names Test. Under normal circumstances the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Millennium Portfolio	Names Test. Under normal market conditions at least 65% of the Portfolio’s net assets are invested in common stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index, which as of March 31, 2011, ranged from $5.6 billion to $7.7 million).	Under normal market conditions, at least 65% of the Portfolio’s net assets are invested in common stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Mid Cap Opportunity Portfolio	Names Test. At least 80% of its assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index at the time of investment.	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

High Income Bond Portfolio	Names Test. Under normal circumstances, the Portfolio invests at least 80% of its net assets in lower-rated (BBB or lower) corporate debt obligations commonly referred to as “junk bonds.”	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Portfolio	Current Investment Policy	Proposed Investment Policy
U.S. Equity Portfolio	Names Test. Under normal circumstances, the Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the United States.	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Balanced Portfolio	Names Test. Normally, the Portfolio invests up to 75% of its total assets in equity securities of companies of any market capitalization, including common and preferred stocks, securities issued by dividend-paying companies, and convertible preferred securities.	No change. The Portfolio will provide shareholders with at least 60 days prior notice of any change in this policy.

Balanced Portfolio	Names Test. The Portfolio will maintain a minimum of 25% of its total assets in fixed-income securities although there is no maximum limit on the amount of debt securities in which the portfolio may invest.	No change

Bristol Growth Portfolio	Names Test. The Portfolio will hold 80% or more of its assets in securities included in the Russell 1000 Growth Index.	No change

International Portfolio International Small-Mid Company Portfolio	Names Test. Under normal market conditions, at least 80% of the assets of the International Portfolio and International Small-Mid Company Portfolio will be invested in securities of issuers in at least three different foreign countries.	No change

Money Market Portfolio	Foreign Securities. Up to 50% of its assets may be invested in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.	No change

Portfolio	Current Investment Policy	Proposed Investment Policy
Millennium Portfolio Capital Growth Portfolio	Foreign Securities. Each Portfolio may invest up to 30% of its assets in foreign securities.	No change

Small Cap Growth Portfolio	Foreign Securities. Unless otherwise stated within its specific investment policies, the Portfolio may invest 15% of its assets in foreign equity and debt securities (at time of purchase).	No change

Balanced Portfolio	Foreign Securities. The Portfolio may invest up to 25% of its total assets in foreign securities.	No change

International Portfolio	Developed Markets. Invest a minimum of 50% is invested in developed markets.	No change

Money Market Portfolio	Second Tier Securities. Invests no more than 3% of the portfolio’s assets, in commercial paper, certificates of deposit or bankers’ acceptances receiving the second highest rating by any two NRSRO’s (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than 0.5% of portfolio assets may be invested in such securities of any one issuer.	No change

Money Market Portfolio	Cash and US Treasuries. The Portfolio will invest at least 10% of its assets in cash, U.S. Treasury securities and securities that mature within one day and will invest at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less and securities that mature within one week.	No change

Portfolio	Current Investment Policy	Proposed Investment Policy
Bond Portfolio

Debt Securities. Up to 20% of the Portfolio’s assets may be invested in:

•      securities having high potential for capital appreciation;

•      preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

•      debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

No change

Millennium Portfolio	Small Cap Stocks. Under normal market conditions, at least 65% of the Portfolio’s assets are invested in common stocks of small-capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000 Growth Index, which as of March 31, 2011, ranged from $5.6 billion to $7.7 million).	No change

Small Cap Growth Portfolio	ADRs. American Depositary Receipts and securities which are denominated in US dollars and traded in US markets are not subject to the 15% limitation.	No change

High Income Bond Portfolio	Equity Securities. Normally, the Portfolio will not invest more than 10% of its assets in equity securities.	No change

Balanced Portfolio	Investment Grade Debt. The debt securities in which the Portfolio invests are generally investment grade, although the Portfolio may invest up to 10% of its total assets in lower-rated securities, which are also called junk bonds.	No change

Portfolio	Current Investment Policy	Proposed Investment Policy
All Portfolios	Junk Bonds. Only the High Income Bond Portfolio invests more than 35% of its assets in junk bonds. The Bond Portfolio, Capital Appreciation Portfolio, and Aggressive Growth Portfolio may invest more than 10% of their assets in these securities (junk bonds). The Balanced Portfolio may invest up to 10% of its assets in these securities.	No change

All Portfolios	Reverse Repurchase Agreements. All of the portfolios other than the Money Market Portfolio may invest in reverse repurchase agreements. Only the International Portfolio, International Small-Mid Company Portfolio, Capital Appreciation Portfolio, Aggressive Growth Portfolio, High Income Bond Portfolio and Strategic Value Portfolio may invest more than 10% of their assets in reverse repurchase agreements.	No change

International Portfolio Millennium Portfolio Aggressive Growth Portfolio Small Cap Growth Portfolio Mid Cap Opportunity Portfolio High Income Bond Portfolio	Initial Public Offerings. May invest more than 5% of their assets in initial public offerings (“IPOs”) at times.	No change in the policy. However, clarify that the other Portfolios may invest up to 5% of their assets in IPOs.

Aggressive Growth Portfolio	Common Stocks. The Portfolio normally concentrates its investments in a core group of 20-40 common stocks.	No change

Appendix C

Fundamental Investment Restrictions Proposed to be Deleted

Portfolio	Fundamental Investment Restriction	Reason for Deletion

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

	Diversification. Will not invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq-100® Index Portfolio and it only applies as to 75% of the Equity Portfolio, and the Target Equity Income, Portfolios’ assets).	Existing Legal Requirement

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

	Diversification. Will not purchase more than 10% of the outstanding voting securities of any one issuer, and the Money Market Portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization.	Existing Legal Requirement

Money Market Portfolio Bond Portfolio Omni Portfolio	Foreign Securities. Will not, other than the Target VIP Portfolio and Target Equity/Income Portfolio, invest in securities of foreign issuers except that (a) each of the Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500® Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio and Bristol Growth Portfolio may (i) invest up to 15% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign	No Legal Requirement

Portfolio	Fundamental Investment Restriction	Reason for Deletion
governments), and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Bond Portfolio and Omni Portfolio may (i) invest up to 15% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (c) each of the Millennium Portfolio and Capital Growth Portfolio may invest up to 30% of its assets in the securities of foreign issuers, (d) the Money Market Portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (e) each of the Equity Portfolio, Nasdaq- 100® Index Portfolio and Balanced Portfolio may invest up to 25% of its assets in the securities of foreign issuers, and (f) each of the U.S. Equity Portfolio and Income Opportunity Portfolio may invest up to 20% of its assets in the securities of foreign issuers and each of those portfolios may invest without limit in foreign securities traded in the United States. For purposes of this restriction, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities and for purposes of restriction number (a), (c), (e) and (f) securities that are denominated in U.S. dollars and traded in U.S. markets do not constitute foreign securities.

Money Market Portfolio Bond Portfolio Omni Portfolio	Options. Will not other than the S&P 500® Index Portfolio and Income Opportunity Portfolio, purchase or sell put or call options, except that (a) each portfolio other than the Money Market Portfolio and Small Cap Growth Portfolio may, for hedging purposes, (i) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (ii) purchase put options on securities owned, and sell such options in order to close its positions in put options, (iii) purchase and sell financial futures contracts and	No Legal Requirement

Portfolio	Fundamental Investment Restriction	Reason for Deletion
options thereon, and (iv) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one- third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio’s total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts; and (b) the Small Cap Growth Portfolio may, for hedging purposes or to protect against adverse changes in securities prices and interest rates, (i) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options, (ii) purchase put options on securities owned, and sell put options, (iii) purchase and sell financial futures contracts and options thereon, and (iv) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio’s total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

International Portfolio

Capital Appreciation Portfolio

Millennium Portfolio

International Small-Mid Company Portfolio

Aggressive Growth Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

High Income Bond Portfolio

Strategic Value Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

	Futures and Options for Hedging. Each portfolio (other than the Money Market Portfolio) may, primarily for hedging purposes, buy and sell futures, options on futures and options on indexes. The International Small-Mid Company Portfolio and High Income Bond Portfolio may invest in such securities to implement their investment strategies.	No Legal Requirement

Portfolio	Fundamental Investment Restriction	Reason for Deletion
Money Market Portfolio Bond Portfolio Omni Portfolio	Joint Transactions. Will not as to the Money Market Portfolio, Bond Portfolio and Omni Portfolio participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management.	Existing Legal Requirement

Equity Portfolio

Money Market Portfolio

Bond Portfolio

Omni Portfolio

Millennium Portfolio

Small Cap Growth Portfolio

Mid Cap Opportunity Portfolio

S&P 500® Index Portfolio

Capital Growth Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

U.S. Equity Portfolio

Balanced Portfolio

Income Opportunity Portfolio

Target VIP Portfolio

Target Equity/Income Portfolio

Bristol Growth Portfolio

	Investment Companies. Will not purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.	Existing Legal Requirement

Capital Appreciation Portfolio	Diversification. Will not purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio’s total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.	Existing Legal Requirement

Capital Appreciation Portfolio	Diversification. Will not purchase a security if, as a result, with respect to 75% of the value of the portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).	Existing Legal Requirement

Aggressive Growth Portfolio	Diversification. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio’s total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.	Existing Legal Requirement

International Portfolio International Small-Mid Company Portfolio	Diversification. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or	Existing Legal Requirement

Portfolio	Fundamental Investment Restriction	Reason for Deletion
High Income Bond Portfolio Strategic Value Portfolio	securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

Equity Portfolio

Bond Portfolio

International Portfolio

Capital Appreciation Portfolio

Millennium Portfolio

Aggressive Growth Portfolio

S&P 500® Index Portfolio

Strategic Value Portfolio

Nasdaq-100® Index Portfolio

Bristol Portfolio

Bryton Growth Portfolio

Bristol Growth Portfolio

	Names Test. Those portfolios that invest “primarily” in a particular kind of securities will, under normal circumstances, invest at least 80% of their net assets, plus any borrowings for investment purposes, in that kind of securities.	Unnecessary Due to Reclassification of Policies.

All	Short Sales Against the Box. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.	No Legal Requirement

All	Zero Coupon and Pay-In-Kind. All of the portfolios other than the Money Market Portfolio can invest in zero coupon and pay-in-kind debt securities. The Capital Appreciation Portfolio and High Income Bond Portfolio may invest more than 10% of their assets in these.	No Legal Requirement

Appendix D

Portfolio	Investment Objective
Equity Portfolio	Seeks long-term growth of capital.

Money Market Portfolio	Seeks maximum current income consistent with preservation of principal and liquidity.

Bond Portfolio	Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.

Omni Portfolio	Seeks high level of long-term total return consistent with preservation of capital.

International Portfolio	Seeks total return on assets.

Capital Appreciation Portfolio	Seeks long-term growth of capital.

Millennium Portfolio	Seeks capital growth.

International Small-Mid Company Portfolio	Seeks long-term growth of capital.

Aggressive Growth Portfolio	Seeks long-term capital growth.

Small Cap Growth Portfolio	Seeks long-term capital appreciation.

Mid Cap Opportunity Portfolio	Seeks long-term total return.

S&P 500® Index Portfolio	Seeks total return approximating that of the Standard & Poor’s 500® Index (“S&P 500”) including reinvestment of dividends, at a risk level consistent with that of the S&P 500.

Capital Growth Portfolio	Seeks long-term capital appreciation.

High Income Bond Portfolio	Seeks high current income.

Strategic Value Portfolio	Seeks growth of capital and income.

Nasdaq-100® Index Portfolio	Seeks long-term growth of capital.

Bristol Portfolio	Seeks long-term growth of capital.

Bryton Growth Portfolio	Seeks long-term growth of capital.

U.S. Equity Portfolio	Seeks capital appreciation with a secondary objective of capital preservation to provide long-term growth.

Balanced Portfolio	Seeks capital appreciation and income.

Income Opportunity Portfolio	Seeks modest capital appreciation and to maximize realized gains.

Target VIP Portfolio	Seeks to provide above average total return.

Target Equity/Income Portfolio	Seeks to provide above average total return.

Bristol Growth Portfolio	Seeks long-term growth of capital.

VOTE ON THE INTERNET • Read the Proxy Statement and have this Voting Instruction Card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not return the paper ballot	VOTE BY PHONE • Read the Proxy Statement and have this Voting Instruction Card at hand • Call toll-free • Follow the recorded instructions • Do not return the paper ballot	VOTE BY MAIL • Read the Proxy Statement • Check the appropriate boxes on reverse side of this card • Sign and date Voting Instruction Card • Return promptly in the enclosed envelope

[999 999 999 999 99]

OHIO NATIONAL FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS –             , 2012

VOTING INSTRUCTION CARD

PORTFOLIO NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC.

The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on             , 2012, and at any and all adjournment(s) thereof, all of the shares of the Portfolio attributable to his or her contract or interest therein and held in the Insurance Company separate account, as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH NOMINEE AND FOR THE PROPOSALS.

If you fail to return this Voting Instruction Card or return it unsigned, the Insurance Company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the separate account.

By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated             , 2012.

Please vote, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Dated: , 2012

(Signature)	(Sign in the Box)

Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1. To elect the following two individuals as Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
(01) Madeleine Ludlow (02) John I. Von Lehman	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee write the number(s) of the nominee on the line below.)
	FOR	AGAINST	ABSTAIN

2. To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EzVoteSM Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of the Portfolios to which you have shares attributable to your variable contract(s). By voting and signing the Consolidated Proxy Card, you are voting all of the shares of the Portfolios attributable to your contract in the same manner as indicated on the reverse side of the form.

[999 999 999 999 99]

OHIO NATIONAL FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS –             , 2012

VOTING INSTRUCTION CARD

PORTFOLIO NAMES PRINT HERE

INSRUANCE COMPANY NAME PRINTS HERE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE INSURANCE COMPANY ON BEHALF OF THE BOARD OF DIRECTORS OF OHIO NATIONAL FUND, INC. The undersigned hereby instructs the above-named Insurance Company to vote at the Meeting of Shareholders on             , 2012, and at any and all adjournment(s) thereof, all the shares of the Portfolio attributable to his or her contract or interest therein and held in Insurance Company separated account, as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH NOMINEE AND FOR THE PROPOSALS.

If you fail to return this Voting Instruction Card or return it unsigned, the Insurance Company will, to the extent required, vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the separate account. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated             , 2012.

Please vote, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.
Dated: , 2012

(Signature) (Sign in the Box)

Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

VOTE ON THE INTERNET • Read the Proxy Statement and have this Voting Instruction Card at hand • Log on to www.proxyweb.com • Follow the on-screen instructions • Do not return the paper ballot	VOTE BY PHONE • Read the Proxy Statement and have this Voting Instruction Card at hand • Call toll-free • Follow the recorded instructions • Do not return the paper ballot	VOTE BY MAIL • Read the Proxy Statement • Check the appropriate boxes on reverse side of this card • Sign and date Voting Instruction Card • Return promptly in the enclosed envelope

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of the Portfolios to which you have shares attributable. If you would wish to vote each of these Portfolios separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

NOTE: If you choose to vote each Portfolio separately, do not return the Consolidated Proxy Card above.

Please vote, sign, date and return this Voting Instruction Card promptly in the enclosed envelope.

Dated:             , 2012

(Signature) (Sign in the Box)

Please sign exactly as your name appears on this card. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

1. To elect the following two individuals as Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
(01) Madeleine Ludlow (02) John I. Von Lehman	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee write the number(s) of the nominee on the line below.)
	FOR	AGAINST	ABSTAIN

2. To approve amendments to certain fundamental policies of each Portfolio, to approve the elimination of certain fundamental policies of each Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of each Portfolio’s investment objective as non-fundamental.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

INDIVIDUAL BALLOTS

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒  PLEASE DO NOT USE FINE POINT PENS.

INDIVIDUAL BALLOTS

Note: If you have used the consolidated ballot, do not vote the individual ballots below.

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐

John. Q. Public 123 Main Street Anytown, MA 02030 Portfolio Name Prints Here Insurance Company Name Prints Here	[999 999 999 999 99]
1. To elect the two individuals as Directors: (See Instructions and Nominee list on consolidated ballot.)	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.  To approve amendments to certain fundamental policies of the Portfolio, to approve the elimination of certain fundamental policies of the Portfolio, and approve the reclassification of certain investment policies as non-fundamental policies of the Portfolio.

	☐	☐	☐

	FOR	AGAINST	ABSTAIN
3. To approve the reclassification of the Portfolio’s investment objective as non-fundamental.	☐	☐	☐